UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
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ING MUTUAL FUNDS
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ING INTERNATIONAL VALUE EQUITY FUND

(formerly, ING Global Value Choice Fund)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

January 17, 2013

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of ING International Value Equity Fund (the “Fund”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Fund. The Special Meeting is scheduled for 10:00 AM, Local time, on March 12, 2013, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders of the Fund will be asked to approve an investment sub-advisory agreement with ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”).

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than March 11, 2013.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING INTERNATIONAL VALUE EQUITY FUND

(formerly, ING Global Value Choice Fund)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for March 12, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING International Value Equity Fund (formerly, ING Global Value Choice Fund) (the “Fund”) is scheduled for 10:00 AM, Local time on March 12, 2013 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders will be asked:

To approve a new sub-advisory agreement between ING Investments, LLC and ING Investment Management Co. LLC on behalf of the Fund; and

To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting.

The Board recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on December 14, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than March 11, 2012, the enclosed Proxy Ballot so that a quorum will be

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present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

January 17, 2013

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PROXY STATEMENT

January 17, 2013

ING INTERNATIONAL VALUE EQUITY FUND

(formerly, ING Global Value Choice Fund)

(A series of ING Mutual Funds)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Special Meeting of Shareholders

Scheduled for March 12, 2013

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 12, 2013

This Proxy Statement/Prospectus and Notice of Special Meeting are available at:www.proxyvote.com/ing

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INTRODUCTION

What is happening?

On September 6, 2012, the Board of Trustees (the “Board”) of ING International Value Equity Fund (formerly, ING Global Value Choice Fund) (“International Value Equity Fund” or “Fund”), and ING International Value Choice Fund (“International Value Choice Fund”) approved an Agreement and Plan of Reorganization which provides for the reorganization of International Value Choice Fund with and into International Value Equity Fund (“Reorganization”). The Reorganization requires approval by shareholders of International Value Choice Fund and, if approved, is expected to be effective on March 23, 2013.

Also on September 6, 2012, the Board, including a majority of the Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), approved the termination of Tradewinds Global Investors, LLC (“Tradewinds”) as the sub-adviser to the Fund and approved an interim sub-advisory agreement between ING Investments, LLC (“ING Investments” or “Adviser”) and ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) (“Interim Sub-Advisory Agreement”), pursuant to which ING IM currently serves as sub-adviser to the Fund.  In choosing to terminate the sub-advisory agreement with Tradewinds, the Board considered, among other factors, the recent departure of the Chief Investment Officer (“CIO”) of Tradewinds and the significant outflows from the Fund that followed.

The Interim Sub-Advisory Agreement with ING IM will expire on April 12, 2013 or earlier, if shareholders approve the proposal discussed in this proxy statement (“Proposal One”). On September 6, 2012, the Board, including all of the Independent Trustees, approved a permanent sub-advisory agreement between ING Investments and ING IM (“Proposed Sub-Advisory Agreement”), subject to shareholder approval. Shareholders of the Fund must approve the Proposed Sub-Advisory Agreement for it to become effective.

In connection with the determination to appoint ING IM as the interim Sub-Adviser, the Board approved changes to the principal investment strategies of the Fund from the strategies employed by Tradewinds to the strategies employed by ING IM. These changes went into effect as of the close of business on November 13, 2012. Following a transition period in which a transition manager bought and sold portfolio securities to prepare the Fund for the day-to-day management by ING IM under the Fund’s new investment strategies, ING IM began serving as the interim Sub-Adviser to the Fund as of the close of business on November 30, 2012.

International Value Choice Fund, the proposed acquired Fund in the Reorganization, also was sub-advised by Tradewinds. Noting the same factors discussed above with respect to the termination of Tradewinds as sub-adviser to International Value Equity Fund, on September 6, 2012, the Board also approved the termination of Tradewinds as the sub-adviser to International Value Choice Fund and the appointment of ING IM as the interim Sub-Adviser to that Fund. The Board also approved revisions to International Value Choice Fund’s principal investment strategies, effective as of the close of business November 13, 2012. As with the changes to the investment strategies of International Value Equity Fund, International Value Choice Fund used a transition manager to prepare its securities portfolio for the day-to-day management of ING IM under its new investment strategies, and ING IM began serving as the interim Sub-Adviser to the Fund as of the close of business on November 30, 2012. In a separate proxy statement, shareholders of International Value Choice Fund will be asked to approve a “permanent” sub-advisory agreement with ING IM regarding that Fund, in the event shareholders do not approve the Reorganization, at a shareholder meeting scheduled to take place on or about March 14, 2013.

The consummation of the Reorganization is subject to both approval of the Reorganization by shareholders of International Value Choice Fund and approval by shareholders of International Value Equity Fund of Proposal One.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) and a Proxy Ballot for the Fund, in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

What proposals are being considered at the Special Meeting?

At the special meeting of shareholders (the “Special Meeting”), shareholders are being asked to:

1. Approve a new sub-advisory agreement between ING Investments, the investment adviser to the Fund and ING IM, the Fund’s proposed sub-adviser; and

2. Transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Who is eligible to vote?

Shareholders holding an investment in shares of the Fund as of the close of business on December 14, 2012 (the “Record Date”) are eligible to vote.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•                  In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at 1-866-704-4437.  (See “General Information” for more information on the Proxy Solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on March 12, 2013, at 10:00 AM, Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at http://www.ingfunds.com/literature or by contacting the Fund at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Who are the affiliated service providers to the Fund?

ING Investments, an Arizona limited liability company, serves as adviser to the Fund. ING Investments has overall responsibility for the management of the Fund and oversees all investment advisory and portfolio management services. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:  ING). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries.  ING Investments became an investment management firm in April 1995. As of June 30, 2012, ING Investments managed approximately $45.6 billion in assets. For fiscal year ended October 31, 2012, ING Investments received $3,262,789 in advisory fees from the Fund.

ING Funds Services, LLC (“IFS”), an affiliate of ING Investments, serves as the administrator to the Fund. IFS is a Delaware limited liability company. For fiscal year ended October 31, 2012, IFS received $365,430 in administrative fees from the Fund.

ING Investments Distributor, LLC (“IID”), an affiliate of ING Investments, serves as the principal underwriter and distributor to the Fund. IID is a Delaware limited liability company. For fiscal year ended October 31, 2012, IID received $1,318,202 in distribution fees from the Fund.

During fiscal year ended October 31, 2012, the Fund did not pay commissions to affiliated brokers. The principal office for ING Investments, IFS, and IID is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser, Sub-Adviser and certain affiliates, would be separated from ING Groep.  ING Group has agreed that the divestment of at least 25% of these U.S. businesses has to be completed by year-end 2013, more than 50% has to be divested by year-end 2014, with the remaining interest divested by year-end 2016.  To achieve this goal, in a series of announcements beginning in November 2010, ING Groep announced its plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations.  There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s or Sub-Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser and Sub-Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Funds’ Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

PROPOSAL ONE

What is Proposal One?

The Fund and ING Investments wish to retain the services of ING IM as the sub-adviser to International Value Equity Fund on a “permanent” basis.  At a meeting held on September 6, 2012, the Board terminated International Value Equity Fund’s prior sub-advisory agreement with Tradewinds, effective as of the close of business on November 13, 2012. The Board also approved changes to the Fund’s principal investment strategies to align these strategies with those of ING IM.  After a transition period during which International Value Equity Fund was managed by a transition manager, the Board appointed ING IM as the sub-adviser to International Value Equity Fund pursuant to the Interim Agreement between ING Investments and ING IM, effective as of the close of business on November 30, 2012.  The Interim Agreement expires on April 12, 2013.  On September 6, 2012, the Board also approved the Proposed Sub-Advisory Agreement subject to shareholder approval.

Who is the current and proposed Sub-Adviser?

ING IM serves as the Sub-Adviser to the Fund pursuant to the Interim Sub-Advisory Agreement. If shareholders approve Proposal One, ING IM will serve as the Sub-Adviser pursuant to the Proposed Sub-Advisory Agreement.

See Appendix C for a listing of the names, addresses, and the principal occupations of the directors and principal executive officers of ING IM.

Who was the Sub-Adviser?

Tradewinds served as Sub-Adviser from April 24, 2006 until the termination of its sub-advisory agreement effective November 13, 2012. Tradewinds was founded in 2006 and is structured as a Delaware limited liability company.  Tradewinds is a subsidiary of Nuveen Investments, Inc.  The principal address of Tradewinds is 2049 Century Park East, 20th Floor, Los Angeles, CA 90067.  As of December 31, 2011, Tradewinds managed approximately $34.3 billion which excludes approximately $1.6 billion in unified managed account assets.

Why was the former sub-advisory agreement terminated?

The Board approved termination of the sub-advisory agreement with Tradewinds based on a number of factors, including: (1) the recent departure of the CIO of Tradewinds and outflows from the Fund since his departure; and (2) the historical investment performance of the Fund under the day-to-day management of Tradewinds.  The Board also considered these factors, among others, when determining to terminate Tradewinds as the sub-adviser to International Value Choice Fund.  In light of the Adviser’s proposal to reorganize International Value Choice Fund with and into International Value Equity Fund, the Advisor proposed, and the Board approved, the appointment of ING IM as the interim sub-adviser to International Value Equity Fund to allow ING IM to begin managing International Value Equity Fund in substantially the same manner as ING IM manages International Value Choice Fund prior to the Reorganization.

In addition to the Interim Sub-Advisory Agreement, ING Investments proposed, and the Board approved, changes in the name and principal investment strategies of the Fund. Those changes are described in more detail below.

How will Proposal One, if approved, affect the management of the Fund?

As discussed above, the day-to-day management of the Fund is currently provided by ING IM pursuant to the Interim Sub-Advisory Agreement. If the Proposed Sub-Advisory Agreement is approved, ING IM would continue to serve as Sub-Adviser and provide the day-to-day management pursuant to the Proposed Sub-Advisory Agreement. ING Investments would continue to be responsible for monitoring the investment program and performance of ING IM.

The following individuals are jointly responsible for the day-to-day management of the Fund:

Martin Jansen, Senior Portfolio Manager, has primary responsibility for international equities. Mr. Jansen was previously responsible for managing the transition of the U.S. equity trading facility and U.S. equity assets from ING Investment Management The Hague to ING IM. He joined ING in 1997 as senior manager to co-manage U.S. equity portfolios and was named head of the U.S. equity team in 1999. Prior to joining ING, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large Dutch pension fund.

David Rabinowitz joined ING IM in January 2008 as the director of equity research and senior sector analyst covering the consumer staples sector. He was employed by JPMorgan from May 2002 to November 2007 where he held several equity leadership positions. Most recently, he served as director of emerging markets equity research, and before that, was the director of global sector research. Previously, he was a global consumer strategist at UBS Warburg and prior to that, he was a U.S. equity analyst for Smith Barney and Sanford C. Bernstein & Company.

Joseph Vultaggio, Assistant Portfolio Manager and Senior International Research Analyst, joined ING IM in 1994. Mr. Vultaggio is responsible for the European markets.

Were there changes in name of the Fund, its investment objective, and principal investment strategies?

The Fund’s name was changed from ING Global Value Choice Fund to ING International Value Equity Fund and changes were made to the Fund’s principal investment strategies, but not its investment objective, in connection with the termination of Tradewinds and the appointment of ING IM pursuant to the Interim Sub-Advisory Agreement. The Board approved these changes effective November 13, 2012. The Fund’s investment objective of seeking “long-term capital appreciation” remains unchanged.

These changes are detailed in a supplement to the Fund’s current prospectus dated September 21, 2012, which was mailed to shareholders. No additional changes to the Fund, its investment objectives, or principal investment strategies are anticipated in connection with Proposal One.

Current Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.  The Fund will provide shareholders with 60 days’ prior notice of any change in this investment policy.  The Fund invests at least 65% of its net assets in equity securities of companies located in a number of different countries outside of the United States. The Fund invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. The Fund generally invests in common and preferred stocks, warrants, and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser (“Sub-Adviser”) believes they present attractive investment opportunities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.

The Fund may invest in derivative instruments including futures, options, and swaps.  The Fund typically uses derivatives to hedge against currency risk and for purposes of maintaining equity market exposure on its cash balance.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment

Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector, or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various factors including valuation of the companies, catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Current Principal Risks

The following outlines the principal risks of investing in the Fund under the current investment strategies. You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company. The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities. Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit. Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency. To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets. Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to:  smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate. With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Liquidity. If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market. Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization. Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending. Securities lending involves two primary risks:  “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

Value Investing. Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

What are the terms of the Proposed Sub-Advisory Agreement?

The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Sub-Advisory Agreement included in Appendix A.

Fees. Sub-Advisory fees are paid by ING Investments and not the Fund. The sub-advisory fee due to ING IM under the Interim and Proposed Sub-Advisory Agreements is not the same as the sub-advisory fee due to Tradewinds. The former and current sub-advisory fees are as follows:

Sub-Advisory Fee	Sub-Advisory Fee
prior to 11/13/12 (under the prior sub-advisory agreement)	effective 11/30/12 (under the Interim and Proposed Sub-Advisory Agreements)
0.50% on all assets	0.405% on first $500 million 0.360% on next $500 million 0.3375% on assets in excess of $1 billion

Appendix B provides information on the compensation paid to ING IM by investment companies with similar investment objectives.

Services. The Proposed Sub-Advisory Agreement appoints ING IM to act as the Fund’s sub-adviser and furnish the Fund with investment advisory services in connection with a continuous investment program and manage the Fund’s investments in accordance with its investment objective, investment policies, and restrictions, as set forth in the Fund’s prospectus and statement of additional information. Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, ING IM, in its discretion, would determine and select the securities to be purchased for and sold from the Fund and place orders with and give instructions to brokers, dealers, and others to cause such transactions to be executed.

Limitation of Liability. In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement, ING IM would not be liable to the Fund, its shareholders, ING Mutual Funds of which the Fund is a series, or to ING Investments for any act or omission resulting in any loss suffered by ING Mutual Funds, the Fund, or the Fund’s shareholders in connection with any service provided under the Proposed Sub-Advisory Agreement.

Under the prior sub-advisory agreement, Tradewinds was not liable for incorrect or incomplete portfolio securities valuation determinations made by the Fund, the Fund’s custodian and/or its portfolio accounting agent, except where the valuation was based on information provided by Tradewinds that was materially incorrect or incomplete as a result of Tradewinds’ gross negligence. In addition, Tradewinds was permitted to employ or associate with other persons to assist in carrying out Tradewinds’ obligations under the agreement, provided that such person(s) did not act as an “investment adviser” (as defined in the 1940 Act) unless, among other things, the contract with such persons had been approved as required by the 1940 Act.

With respect to indemnification provisions, under the prior sub-advisory agreement with Tradewinds, indemnification was prohibited where an indemnified party’s liability arose from, among other things, such party’s negligence in the performance of that party’s duties. Under the Proposed Sub-Advisory Agreement, by contrast, indemnification is prohibited if the indemnified party was grossly negligent in the performance of that party’s duties. The Adviser’s or Sub-Adviser’s negligence, willful misfeasance, bad faith or reckless disregard in the performance of its duties to the Fund, or by reason of the Adviser’s or Sub-Adviser’s breach of its obligations and duties under the agreement, could be a basis for indemnification under the prior sub-advisory agreement with Tradewinds (provided such indemnification is not prohibited under the applicable provision described above). Under the Proposed Subadvisory Agreement, by contrast, the Adviser or Sub-Adviser need only have exercised bad faith or willful misfeasance in the performance of its duties or have recklessly disregarded its obligations and duties under the Agreement to provide a basis for indemnification (provided such indemnification is not prohibited under the applicable provisions described above).

Term and Continuance. If Proposal One is approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or around March 12, 2013 and will remain in full force and effect, unless otherwise terminated, for an initial two-year term. Thereafter, unless earlier terminated, the Proposed Sub-Advisory Agreement shall continue in full force and effect for periods of one year, provided that such continuance is specifically approved at least annually by: (1) the vote of a majority of the Board; or (2) the vote of a majority of the outstanding voting shares of the Fund, and provided that such continuance is also approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

Termination. The Proposed Sub-Advisory Agreement may be terminated by ING Investments at any time, upon sixty (60) days’ written notice to ING IM and International Value Equity Fund; by International Value Equity Fund at any time without payment of any penalty, upon the vote of a majority of International Value Equity Fund’s Board; or a majority of the outstanding voting securities of International Value Equity Fund, upon sixty (60) days’ written notice to ING Investments and ING IM.

What was the process for selecting ING IM as the Sub-Adviser?

ING Investments did not perform a search that included unaffiliated sub-advisers in connection with recommending the appointment of ING IM as interim and “permanent” sub-adviser to the Fund, once ING Investments determined that ING IM was highly qualified to serve as the sub-adviser. In anticipation of the reorganization of International Value Choice Fund into International Value Equity Fund, ING Investments recommended and the Board approved the termination of the Sub-Advisory Agreement between Tradewinds and ING Investments and approved the Interim Agreement between ING Investments and ING IM.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal One is in the best interests of the Fund and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its September 6, 2012 meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that shareholders vote “FOR” Proposal One to appoint ING IM as Sub-Adviser and implement the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting of the Board held on September 6, 2012, the Board, including a majority of the Independent Trustees, determined to:  (1) terminate Tradewinds as sub-adviser to the Fund effective November 13, 2012; (2) appoint ING IM as sub-adviser to International Value Equity Fund effective as of the close of business on November 30, 2012; (3) approve an interim sub-advisory agreement with ING IM that became effective on

November 30, 2012 (the “Interim Agreement”), under which ING IM serves as the sub-adviser to the Fund and provides day-to-day management services to the Fund for a period of up to 150 days; and (4) approve a new sub-advisory contract (“Sub-Advisory Contract”) with ING IM under which it would continue to serve as Sub-Adviser to the Fund upon expiration of the 150 day period of the Interim Agreement.  The Sub-Advisory Contract is subject to shareholder approval and is expected to become effective in March 2013.  The Interim Agreement was put into place to bridge the period between the termination of Tradewinds and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Sub-Advisory Contract.

In determining whether to approve the Proposed Sub-Advisory Agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Agreements with ING IM should be approved for the Fund.  The materials provided to the Board to inform its consideration of whether to approve the Proposed Sub-Advisory Agreement with ING IM included the following:  (1) ING IM’s presentation before the Joint Meeting of the Domestic Equity Funds Investment Review Committee and the International/Balanced/Fixed Income Funds Investment Review Committee at their September 5, 2012 meeting; (2) memoranda and related materials provided to the Board in advance of its September 6, 2012 meeting discussing: (a) Management’s rationale for proposing the Reorganization and appointing ING IM as the sub-adviser to the Fund including the turnover in the portfolio management team, changes in leadership at Tradewinds, and the Fund’s performance relative to its benchmark and Selected Peer Group, and (b) ING IM’s considerable firm-wide resources, investment philosophy, and overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance and projected net expense ratio of the Fund as compared with a representative group of mutual funds with similar investment programs to the investment program of the Fund as modified in connection with the appointment of ING IM; (4) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreements; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Non-Interested Trustees, considered a number of factors, including, but not limited to, the following:  (1) the view of ING Investments with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of ING IM in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the Proposed Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and their fit among the stable of managers in the ING Funds line-up; (5) the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by ING IM and the profitability of ING IM under the Proposed Sub-Advisory Agreement, and also the projected impact on the profitability of ING Investments as a result of the Proposed Sub-Advisory Agreement; (6) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (7) the sub-advisory fee rate payable by ING Investments to ING IM; (8) the costs associated with the change in sub-adviser for the Fund, including the cost of proxy solicitation and the cost associated with transitioning the Fund’s portfolio; (9) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (10) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (11) ING IM’s Code of Ethics, which had previously been approved by the Board and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as sub-adviser to the Fund under the Proposed Sub-Advisory Agreement with ING Investments; (2) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s CCO that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws.  Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Agreements for the Fund.  During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Proposed Sub-Advisory Agreement by shareholders of the Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of:  (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. Shareholders of the Fund will vote separately on Proposal One and all shareholders of all classes of shares of the Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve the Proposal?

If the shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement with ING IM, the Fund will continue to be managed by IIMA under the Interim Sub-Advisory Agreement until no later than April 12, 2013. In this event, the Board will consider other appropriate action, which may include, among other things, appointment of a different Sub-Adviser, or direct management by ING Investments.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Fund’s shareholders.

How is my proxy being solicited?

The Fund has retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $ 37,700 which will be paid by the Adviser (or an affiliate). As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 1-866-704-4437. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the ING Mutual Funds a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements

Each shareholder of the Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The presence of one-third of the outstanding shares entitled to vote, in person or represented by proxy constitutes a quorum. Shares have no preemptive or subscription rights.

Only shareholders of the Fund at the close of business on December 14, 2012 (the “Record Date”) will be entitled to be present and give voting instructions for Fund at the Special Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on March 11, 2013. Appendix D sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date.

If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

To the knowledge of the Adviser, as of December 14, 2012, no current Trustee owns 1% or more of the outstanding shares of the Fund, and the officers and Trustees own, as a group, less than 1% of the shares of the Fund.

Appendix E hereto lists the persons that, as of December 14, 2012 owned beneficially or of record 5% or more of the outstanding shares of any class of Fund.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Fund is not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

What is “Householding”?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this Proxy Solicitation?

The Fund will not pay the expenses in connection with the Notice of Special Meeting and this Proxy Statement or the Special Meeting. The Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. These expenses are estimated to be $150,000.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary

January 17, 2013
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

APPENDIX A:  FORM OF SUB-ADVISORY AGREEMENT

FORM OF SUB-ADVISORY AGREEMENT

ING MUTUAL FUNDS

This AGREEMENT is made as of this 1st day of August 2003,  between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and Aeltus Investment Management Co., a Connecticut corporation, now known as ING Investment Management Co. LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, ING Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated September 23, 2002, as amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)                                 The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)                                     The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)                                  The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)                               In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)                              The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)                                 The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)                              The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)                                 The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c)                                  The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)                                 With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the Fund, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)                                 During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)                                 During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)                                 The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)                                 The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)                                  The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Fund and further agrees to promptly make available to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.  Indemnification.

(a)                                 The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)                                 Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)                                  The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)                                 The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.  Duration and Termination.

(a)                                 With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2013.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.  Notwith¬standing the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)                                 Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Mutual Funds

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

Attention:  Kimberly A. Anderson

If to the Sub-Adviser:

ING Investment Management Co. LLC

One Orange Way, C1-N

Windsor, CT  06095

Attention:  Christopher Kurtz

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ  85258

Attention:  Chief Counsel

17.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18.  Miscellaneous.

(a)                                 This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)                                 The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)                                  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)                                 To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)                                  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)                                   Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)                                  This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Todd Modic
Senior Vice President

ING INVESTMENT MANAGEMENT CO. LLC

By:
Name:

Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

ING INVESTMENT MANAGEMENT CO. LLC

Series	Annual Sub-Adviser Fee
(as a percentage of average daily net assets)

ING International Value Equity Fund (formerly, ING Global Value Choice Fund)	0.405% of first $500 million of assets
0.36% on next $500 million of assets
0.3375% for assets in excess of $1 billion

APPENDIX B:  COMPENSATION PAID TO ING IM BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the name of an investment company, with investment objectives similar to the Fund, for which ING IM serves as an investment sub-adviser, the annual rate of compensation, and the net assets of the investment company as of June 30, 2012.

Fund	Annual Rate of Compensation (as a percentage of average daily net assets)	Net Assets
ING International Value Portfolio	0.3825%	$130,454,055

APPENDIX C:  PRINCIPAL EXECUTIVE OFFICERS

Principal Executive Officers of ING Investment Management Co. LLC

230 Park Avenue

New York, New York 10169

Name and Title

Jeffrey T. Becker — Chief Executive Officer

Michael J. Gioffre — Chief Compliance Officer

Mark D. Weber — Executive Vice President

Shaun P. Mathews — Executive Vice President

Christine Hurtsellers — Executive Vice President and Chief Investment Officer, Fixed Income and Proprietary Investments

Paul Zemsky — Executive Vice President

Daniel L. Wilcox — Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins — General Counsel

APPENDIX D:  SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the shares outstanding for the Fund as of the Record Date.

Share Class	Shares Outstanding
Class A	2,894,850.831
Class B	101,662.793
Class C	1,998,687.943
Class I	1,023,293.214
Class W	284,609.389
Total Outstanding Shares	6,303,104.170

Appendix E: Security Ownership of Certain Beneficial and Record Owners

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of December 14, 2012:

ING International Value Choice Fund

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
Bank of American NA TTE Bristol Hospital Pension Account MFO 8508450 PO Box 831757 Dallas, TX 75201	13.9% Class A; Beneficial	11.2%	3.0%

UBS Financial Service Inc Attn: Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	15.4% Class A; Beneficial	12.5%	7.7%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	18.4% Class A; 10.3% Class C; 30.2% Class W; Beneficial	16.2%	10.5%

MLPF&S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246-6484	20.1% Class B; 23.8% Class C; 42.5% Class I; Beneficial	5.4%	18.7%

First Clearing, LLC A/C 1699-0135 2801 Market Street Saint Louis, MO 63103	32.8% Class B; 13.0% Class C; 36.4% Class I; Beneficial	4.0%	8.0%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	18.4% Class B; 16.6% Class C; 18.6% Class I; Beneficial	3.3%	7.7%

ING National Trust 1 Orange Way Windsor, CT 06095-4773	9.5% Class A; Beneficial	7.7%	4.2%

Patterson & Co FBO USI Services Corp 1055896199 NC 1076 1525 West WT Harris Blvd Charlotte, NC 28288-1076	17.4% Class A; Beneficial	14.1%	3.8%

Judith Emily Johnston TTE Judith Emily Johnston Trust U/A Dated 8/17/1995 843 N Camino Alto Vallejo, CA 94589-2623	6.5% Class B; Registered	0.1%	0.0. %

Raymond James Omnibus For Mutual Funds House Acct. Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716	17.4% Class C; 44.6% Class W; Beneficial	2.2%	2.2%

Janney Montgomery Scott LLC Exclusive Benefit Of Customers 1801 Market St Philadelphia, PA 19103-1628	22.8% Class W; Beneficial	0.1%	0.0%

UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th Fl Jersey City, NM 07310-2055	8.7% Class A; 6.1% Class C; Beneficial	5.9%	7.7%

ING International Value Equity Fund

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	9.3% Class A; 7.9% Class C; 36.2% Class W; Beneficial	8.4%	10.5%

MLPF&S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246-6484	17.6% Class A; 8.6% Class B; 34.8% Class C; 26.3% Class I; Beneficial	23.5%	18.7%

ING National Trust 1 Orange Way Windsor, CT 06095-4773	18.3% Class I; Beneficial	3.0%	4.2%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6.5% Class A; 10.6% Class B; 12.3% Class C; 14.2% Class I; Beneficial	7.4%	7.7%

First Clearing, LLC A/C 1699-0135 2801 Market Street Saint Louis, MO 63103	6.7% Class A; 22.4% Class B; 10.7% Class C; 16.3% Class I; Beneficial	9.5%	8.0%

Raymond James Omnibus For Mutual Funds House Acct. Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716	6.7% Class C; Beneficial	2.1%	2.2%

Reliance Trust Company Cust FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	17.0% Class I Beneficial	2.8%	2.0%

Charles Schwab & Co Inc. Special Custody Acct. FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	7.1% Class W; Beneficial	0.3%	0.2%

LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 9785 Towne Centre Dr. San Diego, CA 92121	19.3% Class W; Beneficial	0.9%	0.6%

*              On a pro forma basis, assuming that the value of the shareholder’s interest in the Fund on the date of consummation of the Reorganization is the same as on December 14, 2012.

7337 EAST DOUBLETREE RANCH ROAD SUITE 100 SCOTTSDALE, ARIZONA 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 12, 2013

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51279-S00021	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

				For	Against	Abstain

1.       To approve a new sub-advisory agreement between ING Investments, LLC, the investment adviser to International Value Equity Fund, and ING Investment Management Co., LLC, International Value Equity Fund’s current interim sub-adviser and proposed sub-adviser.

				☐	☐	☐

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on March 12, 2013.

The Joint Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING.

M51280-S00021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on March 12, 2013, at 10:00 AM, local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.